HARRIS ASSOCIATES INVESTMENT TRUST

Supplement dated November 3, 2008 to the Prospectus of
The Oakmark Funds dated January 28, 2008, as previously supplemented on May 9, 2008

THE OAKMARK EQUITY AND INCOME FUND

Re-opening of the Fund. Effective immediately, The Oakmark Equity and Income Fund is open to all new investors. The footnote on page 11 of the prospectus and the section on page 38 of the prospectus entitled "ELIGIBILITY TO BUY SHARES – Equity and Income Fund" are deleted in their entirety.

Limitation on Investment in Securities of Non-U.S. Issuers. Effective immediately, the maximum percentage of total assets that The Oakmark Equity and Income Fund may invest in securities of non-U.S. issuers is increased from 25% to 35%. Accordingly, the prospectus is hereby supplemented as follows:

The first sentence of the section entitled "PRINCIPAL INVESTMENT STRATEGY" on page 11 of the prospectus is replaced in its entirety with the following:

"Equity and Income Fund invests primarily in a diversified portfolio of U.S. equity and fixed-income securities (although the Fund may invest up to 35% of its total assets in securities of non-U.S. issuers)."

OVER

THE OAKMARK INTERNATIONAL SMALL CAP FUND

Benchmark. Effective January 1, 2009, The Oakmark International Small Cap Fund will change its primary benchmark. Accordingly, as of that date the prospectus is hereby supplemented as follows:

Within the section entitled "PERFORMANCE INFORMATION," the first paragraph on page 29 is replaced in its entirety with the following:

"The following table compares the Fund's average annual total returns (before and after taxes) for one, five and ten years for Class I Shares and the Fund's average annual total returns (before taxes) for one and five years and since inception for Class II Shares to the Morgan Stanley Capital International (MSCI) World ex U.S. Small Cap Index, an unmanaged index that measures the performance of stocks with market capitalizations between $200 million and $800 million across 23 developed markets, excluding the U.S. Prior to January 1, 2009, the Fund's primary benchmark was the MSCI World ex U.S. Index, an unmanaged index that includes countries throughout the world, excluding the U.S., in proportion to world stock market capitalization. The Fund changed its primary benchmark because the MSCI World ex U.S. Small Cap Index reached its tenth anniversary on December 31, 2008 and now provides an historical perspective to make a more meaningful comparison given the small cap focus of the Fund. All returns reflect reinvested dividends. The returns shown for the MSCI World ex U.S. Small Cap and MSCI World ex U.S. Indices do not reflect the deduction of fees, expenses or taxes."

The following row is added as the second-to-last row in the table entitled "Average Annual Total Returns for Periods Ended December 31, 2007" on page 29:

	1 Year	5 Year	10 Years	Since Class II Inception (1/8/01)
MSCI World ex U.S. Small Cap Index	3.29%	26.43%	N/A	15.14%

SUPNOV08

HARRIS ASSOCIATES INVESTMENT TRUST

Supplement dated November 3, 2008 to the Statement of Additional Information of
The Oakmark Funds dated January 28, 2008

THE OAKMARK EQUITY AND INCOME FUND

Limitation on Investment in Securities of Non-U.S. Issuers. Effective immediately, the maximum percentage of total assets that The Oakmark Equity and Income Fund may invest in securities of non-U.S. issuers is increased from 25% to 35%. Accordingly, the statement of additional information is hereby supplemented as follows:

Within the section entitled "INVESTMENT RESTRICTIONS," non-fundamental investment restriction 15 on page three is replaced in its entirety with the following, and footnote (3) to that restriction is deleted:

"15.  [Oakmark Fund and Select Fund only] Invest more than 25% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by American Depositary Receipts ("ADRs")); [Equity and Income Fund only] Invest more than 35% of its total assets (valued at the time of investment) in securities of non-U.S. issuers (other than securities represented by ADRs);"

Within the section entitled "HOW THE FUNDS INVEST," the last sentence of the first paragraph under the heading "Securities of Non-U.S. Issuers" on page five is replaced in its entirety with the following:

"The Equity and Income Fund may invest up to 35% of its total assets in securities of non-U.S. issuers. Each of Oakmark Fund and Select Fund may invest up to 25% of its total assets in securities of non-U.S. issuers."